LASER ENERGETICS, INC.
                       3535 Quakerbridge Road, Suite 601
                         Mercerville, New Jersey 08619

                             SUBSCRIPTION AGREEMENT

      Howard Mayer, hereby agrees to purchase an aggregate of 1,204,819 shares of Class A Common Stock, par value $0.01 (the "Shares") of Laser Energetics, Inc., a Florida corporation (the "Company"), at $0.083 per share.

      The Shares are purchased in consideration for my payment of an aggregate purchase price of $100,000.00(the "Offer").

1. I represent the following:

      (a) I have been given the opportunity to ask questions and receive answers from Company management concerning the Offer and to examine the books and records of the Company.

      (b) I have sought such legal, accounting, business and tax advice as I have considered necessary to make an informed investment decision regarding the Offer.

      (c) I am familiar with the past and proposed activities of the Company, recognize that the Company has only 6 years of operating history in the business activities in which it proposes to engage, and realize that an investment in the Shares involves a high degree of risk.

2. I have been advised that, except as set forth in Section 3 below:

      (a) there will be no public market for the Shares;

      (b) it may not be possible to readily liquidate my investment;

      (c) the Shares have not been registered under the Securities Act of 1933 (the "33 Act") or the applicable State law based on the exemptions from registration contained in Section 4(2) of the '33 Act or Rule 504 promulgated thereunder and the applicable State law, and the Company does not intend to register the Shares under the '33 Act or to supply the information required to enable me to make a sale of the Shares under Rule 144 promulgated under the Act;

      (d) the Shares are subject to restrictions on transferability and resale and may be transferred or resold except as permitted under the '33 Act and the applicable State law, pursuant to registration or exemption therefrom; and

      (e) neither the Securities and Exchange Commission nor the securities commissioner of the applicable State has recommended or endorsed the purchase of the Shares.

3. The Company agrees to file a registration statement on Form SB-2 to register the Shares with the Securities and Exchange Commission, if and when the Company files a registration statement on Form SB-2 for registration of the shares of Class A Common Stock of the Company issued to iVoice, Inc. Contemporaneously with the execution of this Subscription Agreement, I agree to execute the Lock-Up Agreement in the form of Exhibit "A" attached hereto, and agree to execute such other agreement restricting the transfer of the Shares as required by Cornell Capital Partners, LP, or any of its successors or assigns or substituted lenders or investors of the Company.


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

signed by me and the Company.

13. I understand that there are 100,000,000 shares of Class A Common Stock and 3,000,000 shares of Class B Common Stock issued and outstanding as of the date hereof. I acknowledge that as a shareholder of the Company I will not have any preemptive rights with regard to additional securities to be issued by the Company and that accordingly my proportional share of the outstanding shares of the Common Stock will decrease following each new issuance of Common Stock by the Company.

Subscriber's Registration and Mailing Address:

Howard Mayer

material omitted
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Street Address

pursuant to
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City, State, Zip Code

confidentiality request
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Telephone Number


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Social Security or Tax Identification Number

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the 29 day of March, 2005.

Witness:                                  Signature of Subscriber


/s/ Dominic C. Battisti                   /s/ Howard Mayer
----------------------------              ------------------------------
                                          Howard Mayer

Subscription accepted by Laser Energetics, Inc.:


/s/ Robert D. Battis
----------------------------
By: Robert D. Battis
    President/CEO


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